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                                                                    EXHIBIT 99.1

                                  CASCADE BANK
                           DEFERRED COMPENSATION PLAN

      The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated employees who contribute materially to the continued growth, development and future business success of Cascade Bank (the "Company"). This Plan shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

                                    ARTICLE 1
                                   DEFINITIONS

      Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

1.1   "Bank" shall mean Cascade Bank.

1.2 "Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans, bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to the Executive for employment services rendered (whether or not such allowances are included in the Executive's gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Executive pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Executive's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.3 "Beneficiary" means each designated person, or the estate of the deceased Executive, entitled to benefits, if any, upon the death of the Executive determined pursuant to Article 7.

1.4 "Board" means the Board of Directors of the Company as from time to time constituted.

1.5 "Bonus" means any cash bonus, as determined by the Company in its sole discretion, awarded to the Executive for the Plan Year.

1.6 "Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Executive completes, signs and returns to the Plan Administrator to designate one or more beneficiaries.

1.7 "Cause" means any one or more of the following, as reasonably determined by the Company:

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            (a)   An act of dishonesty on the part of the Executive resulting or intended to result directly or indirectly in gain or personal enrichment of the executive at the expense of the Company;

            (b) A deliberate act of proven fraud having a material adverse impact on the business or consolidated financial condition or results of operations of the Company;

            (c) The deliberate and continuing failure to comply with applicable laws and regulations having a material adverse impact on the business;

            (d) Conduct demonstrably and significantly harmful to the Company, as reasonably determined by the Company's Board or the advice of legal counsel;

            (e) Violation of the Company's anti-discrimination and harassment policies; or

            (f) Breach of any covenant set forth in the Executive's employment or similar form of agreement.

1.8   "Change of Control" means, for purposes of this Agreement, when:

            (a) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Holding Company, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Bank or the Holding Company representing twenty-five percent (25%) or more of the combined voting power of the Bank's or Holding Company's outstanding securities;

            (b) Individuals who are members of the Board of Directors of the Holding Company (the "Board") on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Holding Company's stockholders was approved by the nominating committee serving under an Incumbent Board or who was appointed as a result of a change at the direction of the Federal Reserve Board or the Federal Deposit Insurance Corporation ("FDIC"), shall be considered a member of the Incumbent Board;

            (c) The stockholders of the Holding Company approve a merger, consolidation or acquisition of the Holding Company or the Bank, with or by any other corporation or entity, other than
                  (1) a merger, consolidation or acquisition which would result in the voting securities of the Holding

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                  Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Holding Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Holding Company or the Bank (or similar transaction) in which no person (as hereinabove defined) acquires more than twenty-five percent (25%) of the combined voting power of the Holding Company's then outstanding securities; or

            (d) The stockholders of the Holding Company approve a plan of complete liquidation of the Holding Company or the Bank or an agreement for the sale or disposition by the Holding Company of all or substantially all of the Holding Company's or the Bank's assets (or any transaction having a similar effect); provided that the term "Change of Control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Holding Company or a change in the composition of the Board at the direction of the Federal Reserve Board or the FDIC.

1.9   "Change of Control Benefit" means the benefit set forth in Section 5.4.

1.10  "Code" means the Internal Revenue Code of 1986, as amended.

1.11 "Company" means Cascade Bank or its parent, Cascade Financial Corporation, and their subsidiaries.

1.12 "Company Contribution" means any amount contributed to the Executive's Deferral Account.

1.13 "Compensation" means the total annual Base Salary and Bonus paid to the Executive during a Plan Year, before deferrals but after deduction of taxes associated with such Base Salary and Bonus.

1.14 "Deferral Account" means the Company's accounting of the Executive's accumulated Deferrals and Company Contributions, plus accrued interest.

1.15 "Deferrals" means the amount of the Executive's Compensation which the Executive elects to defer according to this Plan.

1.16 "Disability" means the Executive: (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve
      (12) months; or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income

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      replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Executive's employer.

1.17  "Disability Benefit" means the benefit set forth in Section 5.3.

1.18 "Early Termination" means Termination of Employment before Normal Retirement Age for reasons other than death, Disability, Termination for Cause or termination within twenty-four (24) months following a Change of Control.

1.19  "Early Termination Benefit" means the benefit set forth in Section 5.2.

1.20  "Effective Date" means December 15, 2004.

1.21 "Election Form" means the form established from time to time by the Plan Administrator that the Executive completes, signs and returns to the Plan Administrator to make an election under the Plan.

1.22  "Holding Company" shall mean Cascade Financial Corporation.

1.23  "Good Reason" means only any one or more of the following:

      (a) Reduction, without Executive's consent, of Executive's salary, or elimination of any compensation or benefit plan benefiting Executive, unless the reduction or elimination is applicable to all similarly situated Company Executives (or Executives of a successor) formerly benefited;

      (b) A relocation or transfer of Executive's principal place of employment that would require Executive to commute on a regular basis more than sixty (60) miles each way from Executive's current business office on the date of election, unless Executive consents to such commute; or

      (c) A significant diminution of the duties and responsibilities of Executive.

1.24 "Normal Distribution Date" means the later of the Normal Retirement Age or Termination of Employment, subject to any waiting period set forth on the Election Form.

1.25  "Normal Retirement Age" means the Executive attaining age sixty-two (62).

1.26  "Normal Retirement Benefit" means the benefit set forth in Section 5.1.

1.27  "Plan Administrator" means the plan administrator described in Article 9.

1.28 "Plan Year" means a twelve-month period commencing on January 1 and ending on December 31 of each year. The initial Plan Year shall commence on the Effective Date of this Agreement.

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1.29  "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company.

1.30 "Unforeseeable Financial Emergency" means a severe financial hardship to the Executive resulting from a sudden and unexpected illness or accident of the Executive, the Executive's spouse, or a dependent (as defined in Section 152(a) of the Code) of the Executive, loss of the Executive's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Executive.

                                    ARTICLE 2
                      SELECTION, ENROLLMENT AND ELIGIBILITY

2.1 Selection by Plan Administrator. Executive has been selected to participate in this Agreement as a member of a select group of management and highly compensated employees of the Company, as determined by the Plan Administrator in its sole discretion.

2.2 Enrollment Requirements. As a condition to participation, the Executive shall complete, execute and return to the Plan Administrator an Election Form and a Beneficiary Designation Form, all within thirty (30) days after the employee is notified by the Plan Administrator of his or her selection to participate in the Plan. In addition, the Plan Administrator shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 Eligibility; Commencement of Participation. Provided an employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Plan Administrator, including returning all required documents to the Plan Administrator within the specified time period, that employee shall commence participation in the Plan on the first day of the month following the month in which the employee completes all enrollment requirements (the "Participation Date"). If an employee fails to meet all such requirements within the period required, in accordance with Section 2.2, that employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Plan Administrator of the required documents.

2.4 Termination of Participation and/or Deferrals. If the Plan Administrator determines in good faith that the Executive no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Plan Administrator shall have the right, in its sole discretion, to (i) terminate any deferral election the Executive has made for the remainder of the Plan Year in which the Executive's membership status changes, (ii) prevent the Executive from making future deferral elections and/or (iii) immediately distribute the Executive's Deferral Account (subject to any waiting period set forth in the Election Form) and terminate the Executive's participation in the Plan.

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                                    ARTICLE 3
                                DEFERRAL ELECTION

3.1 Initial Election. The Executive shall make an initial deferral election under this Agreement by delivering to the Plan Administrator a signed Election Form and Beneficiary Designation Form within thirty (30) days after being notified by the Plan Administrator of selection for participation in the Plan. The Election Form shall set forth the amount of Compensation to be deferred and shall be effective to defer only Compensation earned after the date the Election Form is received by the Plan Administrator.

3.2 Bonus. Each Plan Year, the Company, in its sole discretion, shall determine the amount of any Bonus. The Executive shall have no right to determine the amount of any such Bonus. Elections to defer any Bonus or percentage thereof must be made before December 31 of the taxable year prior to the taxable year in which the Bonus is earned.

3.3   Subsequent Deferral Elections.

      3.3.1 Generally. The Executive shall file annually a new Election Form with the Plan Administrator at least forty-five (45) days prior to the first day of the Plan Year in which the Compensation earned is to be deferred. This election shall not be effective until the taxable year following the taxable year in which the subsequent Election Form is received and approved by the Plan Administrator.

      3.3.2 Change in Form or Timing of Payment. Executive is allowed a one-time election to change the form or timing of payments. Any such election must:

            (a) Not accelerate the time at or schedule on which payments are to begin, except as allowed by regulation;

            (b) Be made at least 12 months prior to the first scheduled payment;

            (c) Delay the commencement of payments for a minimum of five (5) years from the date the first payment was originally scheduled to be made; and

            (d) Take effect not less than 12 months after the election is made.

3.4 Maximum Deferral. The maximum amount the Executive may defer into the Plan is set forth on the Election Form, and shall be a percentage of the Executive's Base Salary and a percentage of the Executive's Bonus.

                                    ARTICLE 4
                                DEFERRAL ACCOUNT

4.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Executive and shall credit to the Deferral Account the following amounts:

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      4.1.1 Deferrals. The Compensation deferred by the Executive as of the time the Compensation would have otherwise been paid to the Executive.

      4.1.2 Company Contribution. Any amount contributed to the Deferral Account of the Executive by the Company.

      4.1.3 Interest. During pre- and post-retirement years, interest shall be credited monthly on the Deferral Account at a rate equal to the Wall Street Journal Prime Rate plus one percent (1%), not to exceed ten percent (10%), for the same period (the "Standard Rate"). Notwithstanding the previous sentence, in the event Executive elects to take installment payments in lieu of a lump sum payment upon reaching the Normal Distribution Date, interest on the Deferral Account shall be credited as follows:


Number of installment  Interest Crediting Rate on
      payments              Deferral Account

        48                75% of Standard Rate
        96                50% of Standard Rate

4.2 Statement of Accounts. The Plan Administrator shall provide to the Executive, within one hundred twenty (120) days after the end of each Plan Year, a statement setting forth the Deferral Account balance.

4.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Plan. The Deferral Account is not a trust fund of any kind.

                                    ARTICLE 5
                            BENEFITS DURING LIFETIME

5.1 Normal Retirement Benefit. Upon the Normal Distribution Date, the Company shall pay to the Executive the benefit described in this Section 5.1 in lieu of any other benefit under this Article.

      5.1.1 Amount of Benefit. The benefit under this Section 5.1 is one hundred percent (100%) of the Deferral Account balance at the Executive's Normal Distribution Date.

      5.1.2 Payment of Benefit. The Company shall pay the benefit to the Executive as elected by the Executive on the Election Form.

5.2 Early Termination Benefit. Upon the Executive's Early Termination, the Company shall pay to the Executive the benefit described in this Section
      5.2 in lieu of any other benefit under this Article.

      5.2.1 Amount of Benefit. The Executive shall be one hundred percent (100%) vested in his own Deferrals at all times. The Company Contribution portion of the

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            Executive's Deferral Account shall vest at the rate set forth in the
            Election Form which may differ with regard to each Company Contribution.

      5.2.2 Payment of Benefit. The Company shall pay the benefit to the Executive in a lump sum following the Executive's Early Termination of Employment, subject to the waiting period set forth on the Election Form.

5.3 Disability Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, the Company shall pay to the Executive the Disability Benefit described in this Section 5.3 in lieu of any other benefit under this Article.

      5.3.1 Amount of Benefit. The benefit under this Section 5.3 is one hundred percent (100%) of the Deferral Account balance at the Executive's Termination of Employment due to disability.

      5.3.2 Payment of Benefit. The Company shall pay the Disability Benefit to the Executive in a lump sum within sixty (60) days following the Executive's Termination of Employment due to disability.

5.4. Change of Control Benefit. If Executive's employment is involuntarily terminated (other than discharge for Cause as defined herein) before a Change of Control but after the Board has authorized proceeding with negotiations which result in a Change of Control or if within twenty-four
      (24) months of a Change of Control of the Company, Executive's employment is terminated, without cause, or by Executive for Good Reason, the Company shall pay to the Executive the benefit described in this Section 5.4 in lieu of any other benefit under this Article.

      5.4.1 Amount of Benefit. The benefit under this Section 5.4 is one hundred percent (100%) of the Deferral Account balance on the Executive's Termination of Employment, subject to the waiting period set forth on the Election Form.

      5.4.2 Payment of Benefit. The Company shall pay the benefit to the Executive as elected by the Executive on the Election Form, subject to the waiting period set forth on the Election Form.

5.5 Hardship Distribution. If the Executive experiences an Unforeseeable Financial Emergency, the Executive may petition the Board to suspend Deferrals required to be made by such Executive, to the extent deemed necessary by the Board to satisfy the Unforeseeable Financial Emergency. If suspension of Deferrals is not sufficient to satisfy the Executive's Unforeseeable Financial Emergency, or if

            (i)   Reimbursement or compensation by insurance or otherwise; or

            (ii) Liquidation of Executive's assets (to the extent the liquidation would not itself cause severe financial hardship)

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      cannot satisfy the Executive's Unforeseeable Financial Emergency, then the
      Executive may further petition the Board to receive a partial or full payout from the Plan. The Executive shall only receive a payout from the Plan to the extent such payout is deemed necessary by the Board to satisfy the Executive's Unforeseeable Financial Emergency, plus an amount necessary to pay taxes reasonably anticipated as a result of the distribution, up to a maximum of the Executive's Deferral Account balance, calculated as of the close of business on or around the date on which the amount becomes payable, as determined by the Board in its sole discretion.

      5.5.1 If the Board, in its sole discretion, approves the Executive's petition for suspension, the Executive's Deferrals under this Plan shall be suspended as of the date of such approval. If the Board, in its sole discretion, approves the Executive's petition for suspension and payout, the Executive's Deferrals under this Plan shall be suspended as of the date of such approval and the Executive shall receive a payout from the Plan within sixty (60) days of the date of such approval.

                                    ARTICLE 6
                                 DEATH BENEFITS

6.1 Death During Active Service. If the Executive dies while in the employment of the Company, the Company shall pay to the Beneficiary one hundred percent (100%) of the Deferral Account balance in a lump sum within sixty
      (60) days of Executive's death.

6.2 Death During Payment of a Benefit. If the Executive dies after any benefit payments have commenced under this Plan but before receiving all such payments, the Company shall pay to the Beneficiary the remaining Deferral Account balance as of the date of the Executive's death, in a lump sum within sixty (60) days following the Executive's death.

6.3 Death After Termination of Employment But Before Benefit Payments Commence. If the Executive is entitled to benefit payments under this Plan, but dies prior to the commencement of said benefit payments, the Company shall pay to the Beneficiary the Deferral Account balance as of the date of the Executive's death, in a lump sum within sixty (60) days following the Executive's death.

                                    ARTICLE 7
                                  BENEFICIARIES

7.1 Beneficiary. The Executive shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under the Plan to a beneficiary upon the death of the Executive. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of the Company in which the Executive participates.

7.2 Beneficiary Designation; Change; Spousal Consent. The Executive shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering

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      it to the Plan Administrator or its designated agent. If the Executive names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Plan Administrator, must be signed by that Executive's spouse and returned to the Plan Administrator. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. The Executive shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Executive and accepted by the Plan Administrator prior to the Executive's death.

7.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.

7.4 No Beneficiary Designation. If the Executive dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Executive, then the Executive's spouse shall be the designated Beneficiary. If the Executive has no surviving spouse, the benefits shall be made payable to the Executive's estate.

7.5 Facility of Payment. If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Executive and the Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

                                    ARTICLE 8
                               GENERAL LIMITATIONS

8.1 Termination for Cause. Notwithstanding any provision of this Plan to the contrary, the Company shall not pay any benefit under this Plan that is in excess of the Executive's Deferrals (i.e., Deferral Account minus interest credited thereon) if the Board terminates the Executive's employment for Cause, as defined herein.

8.2 No Withdrawal Election. The Executive may not elect, at any time, to withdraw any portion of the Account Balance.

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                                    ARTICLE 9
                             ADMINISTRATION OF PLAN

9.1 Plan Administrator Duties. This Plan shall be administered by a Plan Administrator which shall consist of the Compensation and Personnel Committee of the Board, or such committee or person(s) as the Board shall appoint. Executive may also be a member of the Plan Administrator. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

9.2 Agents. In the administration of this Plan, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Company.

9.3 Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

9.4 Indemnity of Plan Administrator. The Company shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Plan Administrator or any of its members.

9.5 Company Information. To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to the Compensation of the Executive, the date and circumstances of the retirement, Disability, death or Termination of Employment of the Executive, and such other pertinent information as the Plan Administrator may reasonably require.

                                   ARTICLE 10
                          CLAIMS AND REVIEW PROCEDURES

10.1 Claims Procedure. The Executive or Beneficiary ("claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

      10.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

      10.1.2 Timing of Company Response. The Company shall respond to such claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can

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      extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

      10.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

            (a)   The specific reasons for the denial,

            (b) A reference to the specific provisions of the Plan on which the denial is based,

            (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

            (d) An explanation of the Plan's review procedures and the time limits applicable to such procedures, and

            (e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

10.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

      10.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

      10.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

      10.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

      10.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the

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            claim, the Company can extend the response period by an additional
            60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

      10.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

            (a)   The specific reasons for the denial;

            (b) A reference to the specific provisions of the Plan on which the denial is based;

            (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and

            (d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

                                   ARTICLE 11
                           AMENDMENTS AND TERMINATION

11.1 Termination. The Company reserves the right to terminate this Agreement at any time by action of its Board. Upon the termination of the Agreement, the Executive's Deferral Account balance shall be determined (i) as if the Executive had experienced Early Termination on the date of Plan termination; or (ii) if Plan termination occurs after the Executive's Normal Retirement Age and the Executive has not retired, then with respect to that Executive as if he/she had retired on the date of Plan termination. The Executive shall elect, upon commencement of this Agreement, to receive the Deferral Account balance (i) in a lump sum within ninety (90) days of termination of this Agreement; or (ii) in installments over forty-eight (48) months. The termination of the Plan shall not adversely affect the amount of any benefit payments the Executive has become entitled to under the Plan as of the date of termination.

11.2 Amendment. The Company may, at any time, amend or modify this Agreement in whole or in part by the action of its Board; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of Executive's Deferral Account balance in existence at the time the amendment or modification is made; and further provided that the Company shall have the right to accelerate applicable installment payments by paying the Deferral Account balance in a lump sum within thirty (30) days following such amendment.

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                                   ARTICLE 12
                                  MISCELLANEOUS

12.1 Binding Effect. This Plan shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees.

12.2 No Guarantee of Employment. This Plan is not a contract for employment. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive.

12.3 Non-Transferability. Benefits under this Plan cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

12.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Plan.

12.5 Applicable Law. The Plan and all rights hereunder shall be governed by the laws of Washington, except to the extent preempted by the laws of the United States of America.

12.6 Unfunded Arrangement. The Executive and the Beneficiary are general unsecured creditors of the Company for the payment of benefits under this Plan. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and the Beneficiary have no preferred or secured claim.

12.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Plan. Upon the occurrence of such event, the term "Company" as used in this Plan shall be deemed to refer to the successor or survivor company.

12.8 Entire Agreement. This Plan and ancillary documents constitute the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of (i) this Plan other than those specifically set forth herein; or (ii) the Election Form other than those specifically set forth therein.

12.9 Interpretation. Wherever the fulfillment of the intent and purpose of this Plan requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

12.10 Alternative Action. In the event it shall become impossible for the Company or the Plan Administrator to perform any act required by this Plan, the Company or Plan

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      Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Plan and is in the best interests of the Company.

12.11 Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.

12.12 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

12.13 Notice. Any notice or filing required or permitted to be given to the Plan Administrator under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                  Compensation and Personnel Committee
                  Cascade Bank
                  2828 Colby Ave.
                  Everett, Washington, 98201

      Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

      Any notice or filing required or permitted to be given to a Executive under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Executive.

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